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                                                                                                     ONTARIO CORPORATION
                          FOR MINISTRY USE ONLY                                                      NUMERO DE LA SOCIETE EN ONTARIO
                     A L'USAGE EXCLUSIL DU MINISTERE
                 Ministry of                         Ministere du                                              1282027
                 Consumer and                        la Consommation
                 Commercial Relations                et du Commerce
                 CERTIFICATE                         CERTIFICAT
                 This is to certify that these       Ceci certifie quo les presente
                 articles are effective on           statuts entrent en vigueur en

                 FEBRUARY 16       FEVRIER, 1998
                 -----------------------------------------------------------------------
                    /s/
                                         Director/Directeur
                        Business Corporation Act/Loi sur les societes par actions

------------------------------------------------------------------------------------------------------------------------------------

                                                       ARTICLES OF INCORPORATION
    FORM 1                                                STATUTS CONSTITUTIFS
   BUSINESS
 CORPORATIONS
      ACT


                 1.       THE NAME OF THE CORPORATION IS                           DENOMINATION SOCIALE DE LA SOCIETE
                 --------------------------------------------------------------------------------------------------------
                 WIRE FRAME FILMS LTD.
                 --------------------------------------------------------------------------------------------------------
   FORMULE 1
  LOI SUR LES    --------------------------------------------------------------------------------------------------------
 SOCIETES PAR
    ACTIONS      --------------------------------------------------------------------------------------------------------



                 2.       THE ADDRESS OF THE REGISTERED OFFICE:                    ADRESSE DU SIEGE SOCIAL:

                          2525 Speakman Drive
                 -----------------------------------------------------------------------------------------------------------------
                                    (STREET & NUMBER, OR R.R. NUMBER & IF MULTI-OFFICE BUILDING GIVE ROOM NO.)
                          (RUE ET NUMERO, OU NUMERO DE LA R.R. ET, S'IL S'AGIT D'UN EDIFICE A BUREAUX, NUMERO DU BUREAU)


                          Mississauga, Ontario                                                                 L5K 1B1
                 -----------------------------------------------------------------------------------------------------------------
                                       (NAME OF MUNICIPALITY OR POST OFFICE)                                (POSTAL CODE)
                                  (NOM DE LA MUNICIPALITE OU DU BUREAU DE POSTE)                            (CODE POSTAL)



                 3.       NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF           NOMBRE (OU NOMBRES MINIMAL ET MAXIMAL)
                          DIRECTORS IS:                                       D'ADMINISTRATEURS:

                          A minimum of one and a maximum of ten.


                 4.       THE FIRST DIRECTOR(S) IS/ARE:      PREMIER(S) ADMINISTRATEUR(S):                       RESIDENT
                                                                                                                 CANADIAN
                                                                                                                 STATE
                          FIRST NAME, INITIALS AND SURNAME   RESIDENCE ADDRESS, GIVING STREET & NO. OR R.R.      YES OR NO
                          PRENOM, INITIALES ET NOM DE        NO., MUNICIPALITY AND POSTAL CODE                   RESIDENT
                          FAMILIE                            ADRESSE PERSONNELLE, Y COMPRIS LA RUE ET LE         CANADIEN
                                                             NUMERO, LE NUMERO DE LA R.R., LE NOM DE LA          OUI/NON
                                                             MUNICIPALITE ET LE CODE POSTAL

                 -----------------------------------------------------------------------------------------------------------------
                      Joan Cameron                       25 The Esplanade                                    Yes
                                                         Apt. 612
                                                         Toronto, Ontario
                                                         M5E 1W5

DYE & DURHAM
FORM 1 (B.C.A)
    07/96

   CBR 190
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                                                                                                                                  2.


                 5.       RESTRICTIONS, IF ANY, ON BUSINESS THE               LIMITES, S'IL Y A LIEU, IMPOSEES AUX ACTIVITES
                          CORPORATION MAY CARRY ON OR ON POWERS THE           COMMERCIALES OU AUX POUVOIRS DE LA SOCIETE.
                          CORPORATION MAY EXERCISE.



                          There are no restrictions.







                 6.       THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES        CATEGORIES ET NOMBRE MAXIMAL, S'IL Y A LIEU, D'ACTIONS
                          THAT THE CORPORATION IS AUTHORIZED TO ISSUE:        QUE LA SOCIETE EST AUTORISEE A EMETTRE:


                          The Corporation is authorized to issue an unlimited number of common shares.




     07/96


    CBR 190

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                                                                                                                                  3.


                 7.       RIGHTS, PRIVILEGES, RESTRICTIONS AND                DROITS, PRIVILEGES, RESTRICTIONS ET CONDITIONS, S'IL Y
                          CONDITIONS (IF ANY) ATTACHING TO EACH               A LIEU, RATTACHES A CHAQUE CATEGORIE D'ACTIONS ET
                          CLASS OF SHARES AND DIRECTORS AUTHORITY WITH        POUVOIRS DES ADMINISTRATEURS RELATIFS A CHAQUE
                          RESPECT TO ANY CLASS OF SHARES WHICH MAY BE         CATEGORIE D'ACTIONS QUI PEUT ETRE EMISE EN SERIE:
                          ISSUED IN SERIES:



                          (1)     The rights, privileges, restrictions and conditions attaching to the common shares are as follows:

                                   (a)   PAYMENTS OF DIVIDENDS: The holders of the common shares shall be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine.
                                         Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or concurrently with the holders of the common shares, the board of directors may in their sole discretion declare dividends on the common shares to the exclusion of any other class of shares of the Corporation.

                                   (b)   PARTICIPATION UPON LIQUIDATION, DISSOLUTION OR WINDING-UP: In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the
                                         Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the common shares shall, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive the assets of the Corporation upon such a distribution in priority to or concurrently with the holders of the common shares, be entitled to participate concurrently in any distribution of the assets of the Corporation.

                                   (c)   VOTING RIGHTS: The holders of the common shares shall be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to one vote in respect of each common share held at all such meetings.



     07/96

    CBR 190
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                                                                                                                                  4.


                 8.       THE ISSUE, TRANSFER OR OWNERSHIP OF SHARES         L'EMISSION, LE TRANSFERT OU LA PROPRIETE D'ACTIONS
                          IS/IS NOT RESTRICTED AND THE RESTRICTIONS (IF      EST/N'EST PAS RESTREINT. LE RESTRICTIONS, S'IL Y A
                          ANY) ARE AS FOLLOWS:                               LIEU, SONT LES SUIVANTES:


                          No share in the capital of the Corporation shall be transferred without the consent of the directors expressed by the votes of a majority of the directors at a meeting of the directors or by an instrument or instruments in writing signed by a majority of the directors.





     07/96

    CBR 190
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                                                                                                                                  5.


                 9.       OTHER PROVISIONS, IF ANY, ARE:                      AUTRES DISPOSITIONS, S'IL Y A LIEU:



                          (1)     The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the
                          Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

                          (2)     Any invitation to the public to subscribe for securities of the Corporation is prohibited.







     07/96

    CBR 190
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                                                                                                                                  6.


                 10.      THE NAMES AND ADDRESSES OF THE INCORPORATORS        NOM ET ADRESSE DES FONDATEURS
                          ARE FIRST NAME, INITIALS AND SURNAME OR             FULL RESIDENCE ADDRESS OR ADDRESS OF REGISTERED
                          CORPORATE NAME                                      OFFICE OR OF PRINCIPAL PLACE OF BUSINESS GIVING
                          PRENOM, INITIALE ET NON DE FAMILLE                  STREET & NO. OR R.R. NO., MUNICIPALITY AND POSTAL CODE
                          OU DENOMINATION SOCIALE                             ADRESSE PERSONNELLE AU COMPLET, ADRESSE DU SIEGE
                                                                              SOCIAL OU ADRESSE DE L'ETABLISSEMENT PRINCIPAL, Y
                                                                              COMPRIS LA RUE ET LE NUMERO, LE NUMERO DE LA R.R., LE
                                                                              NOM DE LA MUNICIPALITE ET LE CODE POSTAL

                 -----------------------------------------------------------------------------------------------------------------

                          Joan Cameron                                        25 The Esplanade
                                                                              Apt. 612
                                                                              Toronto, Ontario
                                                                              M5E 1W5







                          THESE ARTICLES ARE SIGNED IN DUPLICATE.             LES PRESENTS STATUTS SONT SIGNES EN DOUBLE EXEMPLAIRE.




                       -----------------------------------------------------------------------------------------------------------
                                                              SIGNATURES OF INCORPORATORS
                                                              (SIGNATURES DES FONDATEURS)






                                                     /s/ Joan Cameron
                                               -------------------------------------------
                                               Joan Cameron




     07/96

    CBR 190
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